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                                                                  Exhibit 11(a)

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in Post-Effective Amendment No. 52 under the Securities Act of 1933, as amended, to the Registration Statement on Form N-1A of BNY Hamilton Funds, Inc.

                                                   /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 11, 2006